                                                                   EXHIBIT 10.66

                                AMENDMENT NO. 2
                                      TO
                               CREDIT AGREEMENT


     This Amendment No. 2 to Credit Agreement (this "Amendment"), dated as of September 30, 1999, is entered into by and among Micron Electronics, Inc., a Minnesota corporation ("Borrower"), Credit Suisse First Boston and U.S. Bank National Association , as co-agents for the Lenders (the "Co-Agents"), Lenders named as such in the Credit Agreement, and Credit Suisse First Boston, as administrative agent for Lenders (solely in such capacity, "Agent"). Capitalized terms used herein but not defined herein shall have the same meaning as given to them in the Credit Agreement (as defined below).

                                   Recitals

     Whereas, Borrower, Agent (or the person who preceded it as administrative agent), Co-Agents and Lenders entered into a Credit Agreement dated June 10, 1998, as amended by that Amendment No. 1 to Credit Agreement dated as of November 5, 1998 (as so amended, the "Credit Agreement") whereby a revolving line of credit was made available to Borrower;

     Whereas, Borrower desires to make or cause to be made Investments in four new Subsidiaries, each wholly-owned directly or indirectly by Borrower;

     Whereas, the Credit Agreement in its current state would prohibit such Investments; and

     Whereas, the parties to the Credit Agreement wish to amend the Credit Agreement to permit such Investments.

                                   Agreement

     Now, Therefore, in consideration of the foregoing Recitals, and intending to be legally bound, the parties hereto agree as follows:

     SECTION 1.  Amendment to Credit Agreement.

          1.1 The definition of "Guarantors" contained in Section 1.1, "Definitions" is hereby deleted in its entirety and replaced by the following:

          "Guarantors" means each Subsidiary of Borrower as shall execute and deliver a Guaranty.

          1.2 The definition of "Guaranty" contained in Section 1.1, "Definitions" is hereby deleted in its entirety and replaced by the following:

                                       1.

     "Guaranty" means a Guaranty Agreement in favor of Agent and Lenders substantially in the form of that certain Guaranty Agreement dated as of the date of Amendment No. 2 to Credit Agreement, including without limitation, that certain Guaranty Agreement dated as of November 5, 1998, and that certain Guaranty Agreement dated as of the date of Amendment No. 2 to Credit Agreement.

     1.3 The following definitions are added to Section 1.1, "Definitions":

     "1999 Guarantors" means those persons executing that certain
     Guaranty Agreement dated as of the date of Amendment No. 2 to Credit Agreement.

     "General Guarantors" means each Subsidiary of Borrower as shall execute and deliver a Guaranty, provided, however, that no 1999 Guarantor or business entity constituting a New
     Internet Asset is a General Guarantor.

     "New Internet Assets" means (a) Micron PC Web Services, Inc. and (b) any assets or business entities pertaining to the internet, internet-related, or services fields in which Borrower or a Subsidiary acquires an interest on or after the date of Amendment No. 2 to Credit Agreement; provided, however, that such a business entity shall not constitute a New Internet Asset unless such entity either (x) merges into Micron PC Web Services, Inc., or (y) becomes a Subsidiary and executes a Guaranty.

     1.4 Section 7.7, "Investments", is hereby amended by adding new subsections (i), (j), (k) and (l) and re-designating existing subsections (i) and (j) as new subsections (m) and (n) respectively. New subsections (i), (j),
(k) and (l) shall read as follows: "(i) an Investment in the form of a contribution of some or all of the assets comprising the SpecTek Memory Products business unit (including cash) to SpecTek, LLC, a Delaware limited liability company, (j) Investments in NETLimited, Inc., d/b/a HostPro, a California corporation, (k) Investments in Micron Internet Services, Inc., a Delaware corporation, (l) Investments to, in, or with respect to, any New Internet Assets not to exceed Seventy-Five Million Dollars ($75,000,000) in the aggregate,".

     1.5  Subsection 7.7(m) of the Credit Agreement, as created by subsection
1.4 of this Amendment, is hereby further amended by adding the word "General" before the word "Guarantors".

     1.6 Section 7.7, "Investments", is hereby further amended by adding the following sentence to the end of the section: "Notwithstanding anything contained herein, no Investment otherwise permitted by this section shall be made if a Default or Event of Default shall then exist or would immediately result therefrom."

                                       2.
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     SECTION 2. Representations and Warranties. In order to induce Agent and
Lenders to enter into this Amendment and to amend the Credit Agreement, Borrower represents and warrants to each Lender and Agent as follows:

          2.1 Corporate Power and Authority. Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under the Credit Agreement, as amended hereby (the "Amended Agreement").

          2.2 Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower.

          2.3 Binding Obligation. This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

          2.4 Absence of Default. No event has occurred and is continuing or would result from the execution, delivery or performance of this Amendment which constitutes a Default or Event of Default. The representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects.

     SECTION 3. Conditions Precedent. This Amendment shall be deemed effective upon (i) its execution and delivery to the Agent by Borrower and Majority Lenders, (ii) the receipt by Agent of a certificate of a Responsible Person of Borrower, and of each 1999 Guarantor, as to the effectiveness of resolutions of the Board of Directors of Borrower and each such Guarantor authorizing Borrower to enter into this Amendment and each such Guarantor to execute, deliver and perform the terms of the Guaranty respectively, (iii) receipt by Agent of a Guaranty, duly executed and delivered by each of the 1999 Guarantors, (iv) receipt by Agent of a Reaffirmation of Guaranty duly executed by each Guarantor party to the Guaranty Agreement dated as of November 5, 1998, and (v) receipt by Agent of an amendment fee in the amount of $50,000 to be paid pro rata to the Lenders.

     SECTION 4. Full Force and Effect; Entire Agreement. Except to the extent expressly provided in this Amendment, the terms and conditions of the Credit Agreement shall remain in full force and effect. This Amendment and the Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof. The parties hereto further agree that this Amendment and the Loan Documents comprise the entire agreement of the parties thereto and supersede any and all prior agreements, negotiations, correspondence, understandings and other communications between the parties thereto, whether written or oral respecting the extension of credit by Lenders to Borrower.

                                       3.
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     SECTION 5. Release and Waiver. Borrower hereby acknowledges and agrees that
(a) it has no claim or cause of action against Agent or any Lender or any parent, subsidiary or affiliate thereof, or any of Agent's or any Lenders' officers, directors, employees, attorneys or other representatives or agents in connection with the Credit Agreement, the loans thereunder or the transactions contemplated therein and herein; (b) it has no offset or defense against any of its respective obligations, indebtedness or contracts in favor of Agent or any Lender; and (c) it recognizes that Agent and Lenders have heretofore properly performed and satisfied in a timely manner all of its obligations to and contracts with Borrower.

     SECTION 6. Governing Law. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflict of laws principles.

     SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

     In Witness Whereof, the parties hereto have caused this Amendment to be executed as of the date first written above.

Borrower            Micron Electronics, Inc.


                    By: /s/ James R. Stewart
                        --------------------------------------------------
                    Printed Name: James R. Stewart
                    Title: Senior Vice President, Chief Financial Officer


Agent               Credit Suisse First Boston

                    By: /s/ Chris T. Horgan
                        --------------------------------------------------
                    Printed Name: Chris T. Horgan
                                  ----------------------------------------
                    Title: Vice President
                           -----------------------------------------------

                    By: /s/ Todd C. Morgan
                        --------------------------------------------------
                    Printed Name: Todd C. Morgan
                                  ----------------------------------------
                    Title: Director
                           -----------------------------------------------

                                       4.
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Co-Agents                Credit Suisse First Boston

                         By: /s/ Chris T Horgan
                             ---------------------------------------------
                         Printed Name: Chris T Horgan
                                       -----------------------------------
                         Title: Vice President
                                ------------------------------------------

                         By: /s/ Todd C. Morgan
                             ---------------------------------------------
                         Printed Name: Todd C. Morgan
                                       -----------------------------------
                         Title: Director
                                ------------------------------------------


                         U.S. Bank National Association

                         By: /s/ Ross Beaton
                             ---------------------------------------------
                         Printed Name: Ross Beaton
                                       -----------------------------------
                         Title: Vice President
                                ------------------------------------------

                                       5.
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Lenders                  Credit Suisse First Boston

                         By: /s/ Chris T Horgan
                             ----------------------------------------
                         Printed Name: Chris T Horgan
                                       ------------------------------
                         Title: Vice President
                                -------------------------------------

                         By: /s/ Todd C. Morgan
                             ----------------------------------------
                         Printed Name: Todd C. Morgan
                                       ------------------------------
                         Title: Director
                                -------------------------------------

                         U.S. Bank National Association

                         By: /s/ Ross Beaton
                             ----------------------------------------
                         Printed Name: Ross Beaton
                                       -------------------------------
                         Title: Vice President
                                --------------------------------------


                         Fleet National Bank

                         By: /s/ Michael S. Barclay
                             -----------------------------------------
                         Printed Name: Michael S. Barclay
                                       -------------------------------
                         Title: Vice President
                                --------------------------------------


                         KeyBank National Association

                         By: /s/ Mary K. Young
                             -----------------------------------------
                         Printed Name: May K. Young
                                       -------------------------------
                         Title: Assistant Vice President
                                --------------------------------------


                         The Bank of Nova Scotia

                         By: /s/ M. Van Otterloo
                             -----------------------------------------
                         Printed Name: M. Van Otterloo
                                       -------------------------------
                         Title: Senior Relationship Manager
                                --------------------------------------


                         The Sumitomo Bank, Limited

                         By: /s/ Bob Granfelt
                             -----------------------------------------
                         Printed Name: Bob Granfelt
                                       -------------------------------
                         Title: Vice President and Manager
                                --------------------------------------

                                       6.
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                          ACKNOWLEDGMENT OF AMENDMENT
                                      AND
                           REAFFIRMATION OF GUARANTY

     Section 1. Each of the undersigned hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of this Amendment.

     Section 2. Each of the undersigned hereby consents to this Amendment and agrees that its Guaranty of the indebtedness and other obligations of Borrower under the Credit Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of this Amendment or any other document or instrument delivered in connection herewith.

     Section 3. Each of the undersigned represents and warrants that, after giving effect to this Amendment, all representations and warranties contained in its Guaranty are true, accurate and complete as if made on the date hereof.

                         Micron PC, Inc.

                         By: /s/ Michael S. Adkins
                             --------------------------------------
                         Name:  Michael S. Adkins
                         Title: General Manager and Senior Vice President

                         Micron Commercial Computer Systems, Inc.,
                              f/k/a Micron Commercial Systems, Inc.

                         By: /s/ Jill D. Smith
                             --------------------------------------
                         Name:  Jill D. Smith
                         Title: Director

                         Micron Government Computer Systems, Inc.,
                              f/k/a Micron Government Systems, Inc.

                         By: /s/ Harry B. Heisler
                             --------------------------------------
                         Name:  Harry B. Heisler
                         Title: General Manager and Vice President

                         Micron Computer Services, Inc.
                              f/k/a Micron Services, Inc.

                         By: /s/ Scott L. Bower
                             --------------------------------------
                         Name:  Scott L. Bower
                         Title: General Manager and Vice President

                                       7.